First Midwest Bancorp

Safe Harbor Statement

This presentation may contain forward-looking statements regarding financial performance, business prospects, growth and operating strategies. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements as a result of known and unknown risks, uncertainties and other factors, including those identified in First Midwest's Form 10-K and other Securities and Exchange Commission filings, copies of which will be made available upon request. With the exception of fiscal year end information previously included in First Midwest's Form 10-Ks, the information contained herein is unaudited. First Midwest undertakes no duty to update the contents of this presentation.

First Midwest: Chicago's Premier Independent Banking Company

- Proven Financial Performance
- Strong Market Position in a Strong Marketplace
- Our Plan for 2008

I. Proven Financial Performance

Twelve Record Setting Years[1]

- Based upon reported operating earnings.

Earnings and Shareholder Value Trends

Since 1992[(1)]	Compound Annual Growth
Earnings Per Share ($)	11.2%
Market Capitalization ($ million) ($243 to $1,500)	16.5%
Dividends Per Share ($.22 to $.79)	11.2%

• No adjustments made to historical data for acquisitions that were accounted for as pooling-of-interests

Performance Accomplishments

Since 1992 [1]	Change
Growth In Assets ($2,297,220 to $6,906,658)	301%
Return On Assets (0.78% to 1.50%)	197%
Nonperforming Asset Ratio [2] (2.63% to 0.71%)	(73%)
Efficiency Ratio [3] (63.04% to 48.32%)	(23%)

- No adjustments made to historical data for acquisitions that were accounted for as pooling-of-interests
- Represents the ratio of nonperforming assets to loans plus foreclosed real estate
- Comparable numbers only available for 1994-2003

Peer Comparison for 2003

2003: Exceeding Peer Performance

	First Midwest	Peer[1]
Return On Assets	1.50%	1.23%
Return On Equity	18.28%	14.82%
Nonperforming Asset Ratio[2]	0.71%	1.04%
Efficiency Ratio	48.32%	59.58%

- Represents 12/31/03 median values as obtained from SNL DataSource for 15 Midwest Peers ranging in asset size from $3.9 billion-$11.4 billion
- Represents the ratio of nonperforming assets to loans plus foreclosed real estate

Performance Drivers

1. Deeply Rooted Corporate Culture

- **Mission Based Business Approach**
  - Relationship Driven
  - Client Faced
  - Needs Based
  - Value Creation Focused
  - Personal Responsibility Assumed

2. Execution of Comprehensive Sales Process

- **Unique Interdisciplinary Relationship Management Approach**
  - Mission Applied through Multi-Channel Strategies
  - Dedicated Line of Business Structure
  - Relationship Manager Driven
  - Interdisciplinary Credit, Cash Management, Trust, Wealth Management and Retail Sales Approach

3. Strategic Management

- Strategic Planning and Research Focus
- Management Experience/Continuity/Alignment
- Comprehensive Management Development Process

4. Credit and Operational Control

- **Mature Credit Control Culture**
  - Proven Credit Administration Discipline
  - Diversified Portfolio Risk
  - Indigenous Market Focus

- **Consistent Operational Control**
  - Continuous Business Process Improvement
  - Rigorous Vendor Management

5. Strength of Treasury Management

- Comprehensive Risk Analysis
- Experienced Portfolio Management
- Improved Access To Funding
- Investment Grade Credit Ratings
- Proactive Capital Management

II. First Midwest Market Position and Marketplace Strength

Turning Marketplace Knowledge Into Performance

First Midwest's Chicagoland Marketplace Presence

- Relationships with 186,000 retail households within three miles of our branches[1]
- Relationships with 17,300 business households[2]
  - 5,200 Middle Market
  - 12,100 Small Business
- Relationships with 1,730 trust households

(1) MCIF database used to identify clients within 3 miles of FMB branches, Claritas I-express used to identify households within 3 miles of FMB branches.
(2) Commercial market defined as counties with FMB branches, except in Cook County, the zip codes where FMB branches exist and the contiguous zip codes. Middle Market/Small Business split estimated based on market demographics.

Marketplace Strength

	FMB Metro Chicago Footprint (1)	Illinois	United States
2003-2008 Population Growth	11.2%	3.2 %	5.3 %
Average HH Income	$89,796	$65,893	$60,600
Average Net Worth	$112,176	$101,796	$98,869
% Homeowners	77%	64%	61%
Median Housing Value	$157,879	$117,637	$106,966

Source: Branchsource Online 2000 Census
(1) FMB Chicago footprint defined as the DuPage, Lake, Will and McHenry Counties (does not include Cook County).

Retail Potential

Within FMB Existing Footprint

	Households[1]	$ Potential	FMB[2]
Checking	740,294	$6.7 billion	103,056
Savings	647,811	$26 billion	68,103
Certificates	190,172	$11 billion	21,047
Home Equity Lines	68,463	$1.3 billion	7,763
Auto Loans	266,529	$3.4 billion	26,444

- Households defined as those households within 3 mile radius of FMB branches in metro Chicago with duplication factored out.
- Households with FMB relationships in Lake, McHenry, Cook, DuPage, Will, Grundy and Kane Counties.

Commercial Potential[1]

- 164,252 Businesses
- $14.1 billion deposit balance potential
- $20 billion loan balance potential
- $21 billion trust asset potential

Source: Branchsource Online and Internal sources define potential
(1) In counties where FMB has branches (For Cook County, immediate and contiguous zip codes are defined as potential).

Combined Marketplace Opportunity

	Market Opportunity
Retail Deposits [1]	$41 billion
Retail Loans [1]	$53 billion
Commercial Deposits [2]	$14 billion
Commercial Loans [2]	$20 billion
Trust Assets [2]	$42 billion

Source: Claritas I-xpress, Branchsource and Internal data sources

- Within 3 miles of FMB branches/offices
- Counties served by FMB where branches located: Lake, Cook, Will, McHenry, Kane

Turning Marketplace Knowledge Into Performance

Differentiated Market Plans

Retail Sales: Unique Financial Consumption Patterns For Every Branch

Consistent Foundation

- Comprehensive Relationship Philosophy
- Needs Based
- Multichannel Delivery

Customized Strategies

- Based On The Unique Financial Services Consumption Within Three Miles of Each Branch

Commercial Sales: Unique Interdisciplinary Approach To Market

Multiple Competitive Advantages

- Strongly Positioned and Tenured In Market
- Strategy Driven From In Depth Client Knowledge
- Client Financial Solutions Delivered Based On Client Needs Analysis
- Strategic Client Relationship Planning Process Lead By Commercial, Cash Management, Trust, Risk Management and Retail Relationship Managers

The Next Five Years: 2004-2008

<u>Exploit</u> Our Opportunities

A WEALTH Of Opportunities

- Huge Market Potential
- Valuable Client Base
- Competitive Market Flux
- Customized Retail and Commercial Sales Process
- Unique Acquiror Credentials
- Numerous Market Candidates

Sustaining Our 12 Year Trend: Our Intrinsic Growth Potential

	2003	2008 (est.)
Resources	$7.0 billion	$10-12 billion
Income	$93 million	$145-160 million
Market Capitalization	$1.5 billion	$2.3-2.6 billion
Number of Offices	70	110-120

Acquisition Opportunities

Acquisition Prerequisites

- Accretive To Diluted E.P.S.
- Enhance Effectiveness of Existing Franchise
- Businesses We Understand
- Businesses Which Can Be Leveraged By Our Strengths

Six Private Banking Company Opportunities[(1)(2)]

Resources	$1.590 billion
R.O.A.	1.01%
R.O.E.	12.76%
Efficiency	63.35%

- Chicagoland and Contiguous Markets
- Median Values Used

Six Public Banking Company Opportunities [1][2]

Resources	$2.260 billion
R.O.A.	.91%
R.O.E.	12.2%
Efficiency	57.7%
Market Capitalization	$341 million

- Chicagoland and Contiguous Markets
- Median Values Used

First Midwest's Continuous Focus

REMAIN
THE PREMIER
INDEPENDENT COMMERCIAL
BANKING COMPANY IN CHICAGOLAND

Selected Financial Information

First Midwest Bancorp, Inc.
Selected Financial Information
(Amounts in thousands, except per share data)

	2003					2002					2001	2000
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	Dec. 31/YTD
Period-End Balance Sheet												
Total assets	$ 6,906,658	$ 6,906,658	$ 6,299,237	$6,455,651	$ 6,050,593	$ 5,980,533	$ 5,980,533	$ 6,073,530	$ 5,910,959	$5,842,789	$ 5,667,919	$ 5,906,484
Securities HTM - amortized cost	67,446	67,446	62,469	89,955	77,878	69,832	69,832	59,275	69,880	72,698	65,584	62,288
Securities HTM - fair market value	67,513	67,513	62,571	90,096	78,344	69,987	69,987	62,571	70,014	72,830	65,747	63,008
Securities AFS - fair market value	2,229,650	2,229,650	2,195,138	2,371,459	2,094,071	2,021,767	2,021,767	2,158,670	1,993,905	1,931,552	1,795,250	2,152,657
Mortgages held for sale	9,620	9,620	18,142	19,866	18,160	18,521	18,521	15,670	9,919	10,306	15,240	5,438
Loans:												
Commercial	1,052,117	1,052,117	985,527	990,423	936,436	897,845	897,845	914,531	897,603	854,039	827,281	817,208
Agricultural	94,983	94,983	87,378	83,182	82,134	91,381	91,381	87,590	87,620	82,029	87,188	67,736
Real estate - commercial	1,393,420	1,393,420	1,033,101	1,023,487	1,012,250	1,019,989	1,019,989	990,526	982,432	996,295	998,857	900,781
Real estate - construction	453,429	453,429	384,982	381,439	376,715	344,509	344,509	317,136	323,525	323,754	314,993	272,647
Real estate - 1-4 family	170,245	170,245	116,453	129,428	128,401	138,302	138,302	155,090	168,691	179,672	196,741	250,635
Direct consumer	543,161	543,161	515,435	506,995	501,969	504,048	504,048	513,902	503,219	496,964	495,941	479,736
Indirect consumer	352,427	352,427	365,336	384,038	401,376	410,772	410,772	419,618	429,391	440,989	451,305	444,453
Total loans	4,059,782	4,059,782	3,488,212	3,498,992	3,439,281	3,406,846	3,406,846	3,398,393	3,392,481	3,373,742	3,372,306	3,233,196
Other Assets:												
Other earning assets	5,789	5,789	1,172	1,122	875	11,745	11,745	3,036	4,610	9,344	4,334	18,070
Total earning assets	6,372,287	6,372,287	5,765,133	5,981,394	5,630,265	5,528,711	5,528,711	5,637,044	5,470,795	5,397,642	5,252,714	5,471,649
Corporate owned life insurance	146,421	146,421	145,067	143,884	142,658	141,362	141,362	139,902	138,287	136,819	135,280	126,860
Intangibles:												
Goodwill	83,735	83,735	34,806	34,806	16,397	16,397	16,397	16,397	16,397	16,397	16,397	18,557
Mortgage servicing rights	-	-	-	-	-	-	-	-	-	-	-	-
Other intangibles	15,533	15,533	874	892	-	-	-	373	755	1,138	1,313	2,115
Total intangibles	99,268	99,268	35,680	35,698	16,397	16,397	16,397	16,770	17,152	17,535	17,710	20,672
Deposits:												
Demand deposits	859,080	859,080	847,617	858,040	805,142	789,392	789,392	803,499	776,471	733,217	738,175	705,404
Interest bearing deposits	3,956,028	3,956,028	3,618,902	3,669,363	3,390,326	3,383,562	3,383,562	3,456,263	3,448,369	3,436,961	3,455,746	3,546,801
Total deposits	4,815,108	4,815,108	4,466,519	4,527,403	4,195,468	4,172,954	4,172,954	4,259,762	4,224,840	4,170,178	4,193,921	4,252,205
Fed funds purchased and repurchase agreements	879,709	879,709	804,921	787,510	752,895	662,408	662,408	663,846	770,351	849,370	701,851	1,035,872
Other borrowed funds	491,963	491,963	365,000	525,000	525,000	575,000	575,000	575,000	375,000	325,000	270,000	110,000
Subordinated debt - trust preferred securities	128,716	128,716	-	-	-	-	-	-	-	-	-	-
Common equity	$ 522,540	$ 522,540	$ 509,153	$ 508,004	$ 492,822	$ 491,953	$ 491,953	$ 497,336	$ 477,162	$ 446,823	$ 447,267	$ 446,723
Average Balance Sheet												
Total assets	$ 6,199,663	$ 6,244,036	$ 6,333,477	$6,208,795	$ 6,005,885	$ 5,901,898	$ 5,997,371	$ 5,992,181	$ 5,850,117	$5,764,372	$ 5,749,389	$ 5,807,108
Securities - HTM taxable	13,378	12,851	13,464	13,528	13,675	43,310	50,428	46,079	38,536	38,029	23,829	22,631
Securities - HTM tax-exempt	61,157	46,244	67,809	71,380	59,266	54,900	44,179	59,110	61,959	54,418	66,459	21,478
Securities - AFS taxable	1,466,925	1,470,961	1,486,239	1,470,407	1,439,538	1,463,643	1,502,245	1,513,220	1,433,349	1,404,135	1,391,278	1,720,841
Securities - AFS tax-exempt	656,624	703,107	700,135	644,152	577,242	476,946	489,370	471,999	472,538	473,761	478,361	485,785
Total loans	3,465,877	3,501,597	3,488,136	3,464,117	3,408,390	3,382,508	3,395,872	3,391,423	3,381,871	3,360,377	3,349,890	3,173,883
Other earning assets	30,372	14,285	54,090	30,729	22,210	19,465	23,075	26,607	15,646	12,330	19,621	22,204
Total earning assets	5,694,333	5,749,045	5,809,873	5,694,313	5,520,321	5,440,772	5,505,169	5,508,438	5,403,899	5,343,050	5,329,438	5,446,822
Deposits:												
Demand deposits	806,777	828,093	832,518	794,815	770,770	744,295	777,895	752,159	734,261	712,057	689,394	664,683
Savings	498,798	506,242	508,979	499,735	479,835	456,588	466,508	460,019	457,947	433,456	435,575	467,746
NOW accounts	662,331	720,141	687,389	630,916	609,381	600,924	600,461	590,701	600,445	612,332	409,608	388,103
Super NOW's	151,662	132,780	204,924	151,007	117,180	122,710	142,252	166,970	107,121	73,251	92,192	86,005
Money markets	616,868	690,861	650,963	588,490	535,073	552,440	535,429	548,053	556,484	570,216	572,973	489,589
Core transactional deposits	2,736,436	2,878,117	2,884,773	2,664,963	2,512,239	2,474,957	2,522,545	2,517,902	2,456,258	2,401,312	2,199,742	2,096,126
Time deposits > $100,000	528,219	497,339	535,237	549,788	530,803	599,653	577,551	607,307	627,467	586,299	689,638	716,199
Time deposits < $100,000	1,071,542	1,031,237	1,078,550	1,081,330	1,095,683	1,139,364	1,113,063	1,142,306	1,152,173	1,150,294	1,281,519	1,303,715
Total deposits	4,336,197	4,406,693	4,498,560	4,296,081	4,138,725	4,213,974	4,213,159	4,267,515	4,235,898	4,137,905	4,170,899	4,116,040
FFP, repos, other borrowed funds	1,276,616	1,204,869	1,273,420	1,332,278	1,296,945	1,150,028	1,217,538	1,172,760	1,094,120	1,114,313	1,066,674	1,240,540
Subordinated debt - trust preferred securities	15,515	61,560	-	-	-	-	-	-	-	-	-	-
Total funding sources	5,628,328	5,673,122	5,771,980	5,628,359	5,435,670	5,364,002	5,430,697	5,440,275	5,330,018	5,252,218	5,237,573	5,356,580
Common equity	507,580	516,545	502,822	509,565	501,273	479,105	497,503	487,493	469,372	461,564	459,232	394,081

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

	2003					2002					2001	2000
	YTD/Dec. 31	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	YTD/Dec. 31	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	YTD/Dec. 31	YTD/Dec. 31
Income Statement												
Interest income	$ 291,067	$ 71,668	$ 71,309	$ 73,525	$ 74,565	$ 329,664	$ 78,221	$ 83,259	$ 84,241	$ 83,943	$ 385,218	$ 421,517
Interest expense	81,313	18,706	19,302	20,881	22,424	110,910	25,468	27,801	27,945	29,696	180,838	231,906
Net interest income	209,754	52,962	52,007	52,644	52,141	218,754	52,753	55,458	56,296	54,247	204,380	189,611
Loan loss provision	10,805	3,075	2,660	2,540	2,530	15,410	4,235	3,020	3,100	5,055	19,084	9,094
Service charges on deposit accounts	27,924	7,269	7,296	7,078	6,281	25,362	6,948	6,439	6,219	5,756	24,148	21,341
Trust revenue	10,810	2,727	2,762	2,768	2,553	10,309	2,507	2,543	2,551	2,708	10,445	10,671
Mortgage banking revenue	-	-	-	-	-	-	-	-	-	-	-	395
Corporate owned life insurance	5,059	1,354	1,183	1,226	1,296	6,728	1,460	1,831	1,739	1,698	8,190	6,517
Gains/(losses) on available for sale securities	2,988	202	(615)	3,335	66	460	427	9	24	-	790	1,238
Gains/(losses) on early extinguishment of debt	(6,025)	(3,018)	(3,007)	-	-	-	-	-	-	-	-	-
Other income	33,414	10,885	8,153	6,808	7,568	24,132	6,236	6,067	5,849	5,980	25,293	23,036
Total noninterest income	74,170	19,419	15,772	21,215	17,764	66,991	17,578	16,889	16,382	16,142	68,866	63,198
Salaries and benefits	84,284	21,241	21,618	21,413	20,012	80,626	19,833	21,017	20,217	19,559	76,780	75,707
Occupancy and equipment	22,487	5,650	5,720	5,526	5,591	22,067	5,462	5,638	5,570	5,397	21,997	21,535
Foreclosed property expense	636	240	100	144	152	1,638	466	409	588	175	300	383
Goodwill amortization	-	-	-	-	-	-	-	-	-	-	2,160	2,160
Other intangibles amortization	38	19	19	-	-	1,313	374	383	382	174	803	874
Other expenses	42,005	9,957	10,094	10,871	11,083	42,408	9,561	10,659	11,857	10,331	43,316	43,757
Total noninterest expense	149,452	37,109	37,551	37,954	36,838	148,052	35,696	38,106	38,614	35,636	145,356	144,416
Pre-tax earnings	123,667	32,197	27,568	33,365	30,537	122,283	30,400	31,221	30,964	29,698	108,806	99,299
Income taxes	30,889	7,998	6,366	8,718	7,807	32,133	7,934	8,542	8,030	7,627	26,668	23,759
Net income	$ 92,778	$ 24,199	$ 21,202	$ 24,647	$ 22,730	$ 90,150	$ 22,466	$ 22,679	$ 22,934	$ 22,071	$ 82,138	$ 75,540
Basic earnings per share	$ 1.99	$ 0.52	$ 0.46	$ 0.53	$ 0.48	$ 1.88	$ 0.47	$ 0.47	$ 0.47	$ 0.45	$ 1.64	$ 1.47
Diluted earnings per share	$ 1.97	$ 0.52	$ 0.45	$ 0.53	$ 0.48	$ 1.86	$ 0.47	$ 0.47	$ 0.47	$ 0.45	$ 1.63	$ 1.46
Weighted average shares outstanding	46,671	46,576	46,553	46,583	46,978	48,074	47,425	47,839	48,403	48,647	50,057	51,314
Weighted average diluted shares outstanding	46,982	46,944	46,890	46,871	47,229	48,415	47,714	48,146	48,774	49,047	50,401	51,604
Tax equivalent adjustment [2]	$ 17,642	$ 4,640	$ 4,680	$ 4,400	$ 3,922	$ 14,014	$ 3,700	$ 3,244	$ 3,557	$ 3,513	$ 14,237	$ 15,371
Net interest income (FTE) [2]	$ 227,396	$ 57,602	$ 56,687	$ 57,044	$ 56,063	$ 232,768	$ 56,453	$ 58,702	$ 59,853	$ 57,760	$ 218,617	$ 204,982
Stock and related per share data:												
Book value	$ 11.22	$ 11.22	$ 10.94	$ 10.92	$ 10.58	$ 10.42	$ 10.42	$ 10.44	$ 9.91	$ 9.21	$ 9.18	$ 8.75
Tangible book value	9.09	9.09	10.17	10.15	10.23	10.07	10.07	10.09	9.55	8.85	8.82	8.34
Dividends declared per share	0.79	0.22	0.19	0.19	0.19	0.70	0.19	0.17	0.17	0.17	0.65	0.59
Market price - period high	32.80	32.80	31.45	29.87	28.12	32.16	28.79	30.13	32.16	29.81	29.81	23.40
Market price - period low	24.89	29.61	28.53	25.55	24.89	23.34	23.80	23.34	26.24	27.01	20.65	16.80
Closing price at period end	$ 32.43	$ 32.43	$ 29.71	$ 28.81	$ 25.81	$ 26.71	$ 26.71	$ 26.86	$ 27.78	$ 29.04	$ 29.19	$ 23.00
Closing price to book value	2.9	2.9	2.7	2.6	2.4	2.6	2.6	2.6	2.8	3.2	3.2	2.6
Period end shares outstanding	46,581	46,581	46,551	46,534	46,582	47,206	47,206	47,616	48,165	48,534	48,725	51,082
Period end treasury shares	10,346	10,346	10,376	10,393	10,345	9,721	9,721	9,311	8,762	8,393	8,202	5,845
Number of shares repurchased	842	-	52	123	667	1,687	417	385	457	428	2,604	606
Common dividends	$ 36,843	$ 10,264	$ 8,858	$ 8,854	$ 8,867	$ 33,558	$ 8,981	$ 8,105	$ 8,201	$ 8,271	$ 32,416	$ 30,373
Other Key Ratios/Data:												
Return on average equity [1]	18.28%	18.59%	16.73%	19.40%	18.39%	18.82%	17.92%	18.46%	19.60%	19.39%	17.89%	19.17%
Return on average assets [1]	1.50%	1.54%	1.33%	1.59%	1.53%	1.53%	1.49%	1.50%	1.57%	1.55%	1.43%	1.30%
Net interest margin [1]	3.99%	4.01%	3.90%	4.01%	4.06%	4.28%	4.10%	4.26%	4.43%	4.32%	4.10%	3.76%
Yield on average earning assets [1]	5.42%	5.31%	5.23%	5.47%	5.69%	6.32%	5.95%	6.28%	6.50%	6.55%	7.50%	8.02%
Cost of funds	1.69%	1.54%	1.56%	1.73%	1.92%	2.40%	2.19%	2.37%	2.43%	2.62%	3.98%	4.94%
Efficiency ratio [1]	48.32%	45.66%	48.72%	49.92%	49.16%	48.20%	47.24%	49.08%	49.15%	47.26%	49.65%	53.09%
Net noninterest expense ratio [1]	1.17%	0.95%	1.14%	1.30%	1.29%	1.38%	1.23%	1.41%	1.53%	1.37%	1.34%	1.42%
Full time equivalent employees - end of period	1,646	1,646	1,564	1,558	1,526	1,517	1,517	1,564	1,515	1,534	1,544	1,518
Number of bank offices	66	66	64	67	66	67	67	64	69	69	69	73

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

	2003					2002					2001	2000
	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	Dec. 31/YTD
Parent Company Data:												
Parent investment in subsidiaries - end of period	$ 554,585	$ 554,585	$ 496,455	$ 484,993	$ 465,245	$ 461,973	$ 461,973	$ 465,101	$ 443,319	$ 408,395	$ 426,598	$ 399,321
Risk-Based Capital Data:												
Tier 1 capital	$ 512,695	$ 512,695	$ 437,286	$ 424,664	$ 430,560	$ 434,583	$ 434,583	$ 432,771	$ 432,716	$ 427,458	$ 423,983	$ 433,610
Tier 2 capital	56,404	56,404	49,164	49,124	48,020	47,929	47,929	47,919	47,818	47,774	47,745	45,093
Total capital	569,099	569,099	486,450	473,788	478,580	482,512	482,512	480,690	480,534	475,232	471,728	478,703
Risk-adjusted assets	$ 5,005,724	$ 5,005,724	$ 4,611,014	$ 4,562,927	$ 4,419,041	$ 4,374,486	$ 4,374,486	$ 4,389,506	$ 4,330,019	$4,302,405	$ 4,256,106	$ 4,123,854
Tier 1 capital / risk-based assets	10.24%	10.24%	9.48%	9.31%	9.74%	9.93%	9.93%	9.86%	9.99%	9.94%	9.96%	10.51%
Total capital / risk-based assets	11.37%	11.37%	10.55%	10.38%	10.83%	11.03%	11.03%	10.95%	11.10%	11.05%	11.08%	11.61%
Leverage ratio	8.43%	8.43%	7.02%	6.99%	7.24%	7.32%	7.32%	7.28%	7.44%	7.45%	7.43%	7.36%
Tangible capital ratio	6.22%	6.22%	7.56%	7.36%	7.90%	7.97%	7.97%	7.93%	7.80%	7.37%	7.60%	7.24%
Loan Performance Data:												
Nonaccrual loans:												
Commercial	$ 5,986	$ 5,986	$ 6,667	$ 5,683	$ 5,342	$ 4,227	$ 4,227	$ 5,079	$ 6,326	$ 8,529	$ 9,601	$ 6,440
Real estate - commercial	1,823	1,823	927	1,338	4,516	4,096	4,096	1,566	2,140	2,170	1,737	7,694
Real estate - construction	4,331	4,331	731	91	1,091	1,000	1,000	564	552	1,568	1,903	397
Real estate - 1-4 family	2,274	2,274	1,512	982	1,266	1,399	1,399	1,292	1,212	1,583	2,077	3,275
Direct consumer	1,401	1,401	1,313	927	1,047	1,203	1,203	1,071	1,296	989	894	909
Indirect consumer	115	115	292	402	334	600	600	416	353	438	635	1,134
Total nonaccrual loans	15,930	15,930	11,442	9,423	13,596	12,525	12,525	9,988	11,879	15,277	16,847	19,849
Renegotiated / restructured loans	7,137	7,137	7,219	7,328	-	-	-	-	-	-	-	-
Nonperforming loans	23,067	23,067	18,661	16,751	13,596	12,525	12,525	9,988	11,879	15,277	16,847	19,849
Foreclosed real estate	5,812	5,812	3,842	4,576	4,044	5,496	5,496	2,972	4,582	4,289	3,630	1,337
Nonperforming assets	28,879	28,879	22,503	21,327	17,640	18,021	18,021	12,960	16,461	19,566	20,477	21,186
Loans past due 90 days + and still accruing	3,384	3,384	4,806	5,723	7,497	3,307	3,307	9,820	3,564	4,739	5,783	7,045
Reserve for loan losses (RLL):												
RLL	$ 56,404	$ 56,404	$ 49,164	$ 49,124	$ 48,020	$ 47,929	$ 47,929	$ 47,919	$ 47,818	$ 47,774	$ 47,745	$ 45,093
Loan loss provision	10,805	3,075	2,660	2,540	2,530	15,410	4,235	3,020	3,100	5,055	19,084	9,094
Net charge-offs by category:												
Commercial	3,398	773	1,195	796	634	5,889	1,992	948	1,525	1,424	4,360	2,029
Real estate - commercial	224	67	4	165	(12)	570	105	187	236	42	3,119	144
Real estate - construction	244	749	-	(506)	1	1,123	50	15	36	1,022	-	-
Real estate - 1-4 family	138	9	31	20	78	87	45	17	9	16	124	177
Consumer	5,546	1,457	1,390	961	1,738	7,557	2,033	1,752	1,250	2,522	8,829	4,296
Total net charge-offs	9,550	3,055	2,620	1,436	2,439	15,226	4,225	2,919	3,056	5,026	16,432	6,646
NPA ratios:												
Nonperforming loans / loans	0.57%	0.57%	0.53%	0.48%	0.40%	0.37%	0.37%	0.29%	0.35%	0.45%	0.50%	0.61%
Nonperforming assets / loans + foreclosed real est	0.71%	0.71%	0.64%	0.61%	0.51%	0.53%	0.53%	0.38%	0.48%	0.58%	0.61%	0.65%
Nonperforming assets / total assets	0.42%	0.42%	0.36%	0.33%	0.29%	0.30%	0.30%	0.21%	0.28%	0.33%	0.36%	0.36%
Loan loss ratios:												
RLL / loans	1.39%	1.39%	1.41%	1.40%	1.40%	1.41%	1.41%	1.41%	1.41%	1.42%	1.42%	1.39%
RLL / nonperforming loans	244.52%	244.52%	263.46%	293.26%	353.19%	382.67%	382.67%	479.77%	402.54%	312.72%	283.40%	227.18%
Net charge-offs to average net loans	0.28%	0.35%	0.30%	0.17%	0.29%	0.45%	0.49%	0.34%	0.36%	0.61%	0.49%	0.21%

Footnotes:

(1) Tax equivalent basis reflects federal and state tax benefits.

(2) Annualized based on the number of days outstanding for each period presented.

Source of Information:

The information and statistical data contained herein have been prepared by First Midwest Bancorp, Inc. and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. The balance sheet and income statement information contained herein as of each year end, and for the years then ended, are derived from financial statements and footnote information audited by Ernst & Young LLP, First Midwest's independent external auditors. The quarterly balance sheet and income statement information contained herein is derived from quarterly financial statements and footnote information upon which Ernst & Young LLP has rendered a Quarterly Review Report.

First Midwest Bancorp, Inc. is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with First Midwest Bancorp, Inc. or any of its subsidiaries.